SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 28, 2000
(Date of earliest event reported)



                          DLJ Mortgage Acceptance Corp.
             (Exact name of registrant as specified in its charter)


Delaware                           333-75921                      13-3460894
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(State or Other Juris-            (Commission                  (I.R.S. Employer
diction of Incorporation)         File Number)               Identification No.)


                       277 Park Avenue, New York, New York         10172
                       -----------------------------------         -----
                     (Address of Principal Executive Office)     (Zip Code)


       Registrant's telephone number, including area code:(212) 892-3000
                                                          --------------

Item 5.  Other Events.
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                  On December 27, 2000, the Registrant will cause the issuance and sale of approximately $83,165,000 initial principal amount of Asset-Backed Notes, Series 2000-6, (the "Notes") pursuant to an Indenture to be dated as of December 27, 2000, between DLJ ABS Trust 2000-6, as issuer, and The Chase Manhattan Bank, as Indenture Trustee.

                  In connection with the sale of the Notes by Credit Suisse First Boston Corporation (the "Underwriter"), the Registrant has been advised that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-75921, which Computational Materials are being filed manually as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE". THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the Loans underlying the Notes (the "Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
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         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits



                                 ITEM 601(A) OF
                                 REGULATION S-K
EXHIBIT NO.                      EXHIBIT NO.            DESCRIPTION
-----------                      -----------            -----------
    1                                99                 Computational Materials

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                            DLJ MORTGAGE ACCEPTANCE CORP.
                                            By:  /s/ Helaine Hebble
                                                 -------------------------
                                            Name:    Helaine Hebble
                                            Title:   Senior Vice President




Dated: December 28, 2000

                                  EXHIBIT INDEX


                 Item 601 (a) of            Sequentially
Exhibit          Regulation S-K             Numbered
Number           Exhibit No.                Description               Page
------           -----------                -----------               ----

1                      99                   Computational             Filed
                                            Materials                 Manually